Summary
Prospectus

March 1, 2013

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated March 1, 2013 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e-mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

Core Bond Index Fund

Class  A  ......  SIMIX

Class  I  ......  VCBIX

VictoryMail@VCM.com
800-539-FUND

(800-539-3863)

Supplement dated March 1, 2013 to Summary Prospectus dated March 1, 2013

On February 19, 2013, KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement to sell its interests in the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners, a private equity firm based in New York, and to management of the Adviser and the Distributor. KeyCorp expects that the sale, which is subject to customary closing conditions, will be consummated in the third quarter of 2013.

On February 20, 2013, the Board of Trustees of The Victory Portfolios (the "Trust") voted unanimously to close and liquidate the Victory Core Bond Index Fund (the "Fund"), a series of the Trust. Trading of the Fund will be halted and shares of the Fund will no longer be available for investment as of April 19, 2013, and the liquidation will be carried out on or about April 26, 2013 (the "Liquidation Date").

Throughout the period beginning April 19, 2013 through the Liquidation Date, you may continue to redeem your Fund shares. During the liquidation period, the Fund will hold cash and securities that may not be consistent with the investment objective, policies and limitations of the Fund.

On the Liquidation Date, the Fund will automatically redeem all remaining shares at the Fund's current net asset value per share on that day, which will include any dividends and distributions calculated as of that day, and will pay redemption proceeds via check mailed to the registered account address or by wire transfer. Any Contingent Deferred Sales Charge ("CDSC") on Class A Shares purchased within the 12 months prior to, and still held on, the Liquidation Date, will be waived.

If you hold shares in the Fund through an IRA or other retirement or tax-deferred account, you must transfer your share balance to another tax-deferred account. Failure to do so prior to the Liquidation Date may result in a taxable distribution or penalties.1

If you have any questions regarding the liquidation of the Fund, please call 1-800-539-FUND (1-800-539-3863).

1 If you are currently invested in the Fund through a tax-deferred or retirement account, be aware that if any or all of your shares are redeemed and the proceeds are not reinvested or "rolled over" in accordance with applicable tax rules and solutions available to your tax-deferred account, then the value of such shares are taxable for federal income tax purposes and, if you have not attained age 59 1/2, you could be subject to an early withdrawal penalty. To avoid this outcome and other related tax withholding issues, please contact your tax adviser or your investment professional prior to the liquidation to discuss solutions available to your tax deferred account.

In addition, the following changes to this Summary Prospectus will take effect on April 1, 2013:

1.  The last paragraph on page 5 of the Summary Prospectus is replaced in its entirety with the following:

Christopher K. Dyer is the Head of Mutual Fund Administration of the Adviser and is the Lead Portfolio Manager of the Fund. He has been a Portfolio Manager of the Fund since 2013.

The Fund is distributed by Victory Capital Advisers, Inc. ("VCA"), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.

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Core Bond Index Fund Summary

Investment Objective

The Fund seeks to provide a high level of income.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional and in Investing with Victory on page 22 of the Fund's Prospectus and on page 42 of the Fund's Statement of Additional Information (SAI).

Shareholder Fees (paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	2.00%	NONE
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	NONE [1]	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses[2] (includes a shareholder servicing fee of 0.25% applicable to Class A shares.)	0.63%	0.72%
Total Annual Fund Operating Expenses	1.13%	1.22%
Fee Waiver/Expense Reimbursement	(0.48)%	(0.92)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.65%	0.30%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see 'Choosing a Share Class' beginning on page 26.

2Other Expenses include Acquired Fund Fees and Expenses that were less than 0.01%.

3The Adviser has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) of Class A and Class I shares do not exceed 0.65% and 0.30%, respectively, until at least February 28, 2014.

Core Bond Index Fund Summary (continued)

Fund Fees and Expenses (continued)

Example:

The following Example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$265	$505	$764	$1,505
Class I	$31	$296	$582	$1,396

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 147% of the average value of its portfolio.

Core Bond Index Fund Summary (continued)

Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in a portfolio of debt securities that is designed to replicate, as closely as possible, before the deduction of expenses, the performance of the Barclays Capital U.S. Aggregate Bond Index (the "Index"). Under normal circumstances the Fund will invest at least 80% of its net assets in securities included in the Index. The Fund will notify its shareholders at least 60 days before changing this policy. For the purposes of this policy, "net assets" includes any borrowings for investment purposes.

The Index is largely comprised of investment-grade government, corporate, mortgage-, commercial mortgage- and asset-backed bonds that are denominated in U.S. dollars and have maturities longer than one year.

The portfolio's securities are weighted to attempt to make the portfolio's total investment characteristics similar to those of the Index. As of December 31, 2012, the dollar weighted average maturity was 6.80 years for the portfolio and 6.96 years for the Index. As of December 31, 2012, the average credit quality was AA1/AA2 for the portfolio and the Index. These averages fluctuate over time.

The Fund may also hold short-term debt securities and money market instruments.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value (NAV), yield and/or total return may be adversely affected if any of the following occurs:

■  The market values of the securities acquired by the Fund decline.

■  The portfolio manager does not execute the Fund's principal investment strategies effectively.

■  Interest rates rise.

■  An issuer's credit quality is downgraded or an issuer defaults on its securities. This risk is greater for any investments in below investment grade rated debt.

■  The Fund reinvests at lower interest rates amounts that the Fund receives as interest, sale proceeds or amounts received as a result of prepayment of mortgage-related securities.

■  The rate of inflation increases.

■  The average life of a mortgage-related security is shortened or lengthened.

■  A U.S. government agency or instrumentality defaults on its obligation and the U.S. government does not provide support.

■  The Fund does not track the performance of the Index due to fees, expenses, transaction costs and other factors that do not allow the Fund to match the Index.

■  An investment company in which the Fund invests does not achieve its investment objective.

Core Bond Index Fund Summary (continued)

Principal Risks (continued)

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment and in the level of income they receive from their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A and Class I shares of the Fund, including applicable maximum sales charges, compare to those of the Barclays Capital U.S. Aggregate Bond Index. We calculate after-tax returns using the historical highest individual federal marginal income tax rates and we do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com.

Calendar Year Returns for Class A Shares

(Results do not include a sales charge.
If one was included, results would be lower.)

Highest/lowest quarterly results during this time period were:

Highest  6.79% (quarter ended September 30, 2009)

Lowest  -2.86% (quarter ended September 30, 2008)

Core Bond Index Fund Summary (continued)

Average Annual Total Returns (For the Periods ended December 31, 2012)	1 Year	5 Years	10 Years (or Life of Fund)
CLASS A
Before Taxes	1.53%	3.90%	3.52%
After Taxes on Distributions	0.47%	2.38%	1.95%
After Taxes on Distributions and Sale of Fund Shares	0.99%	2.41%	2.06%
CLASS I
Before Taxes	3.82%	4.63%	4.88%[1]
INDEX
Barclays Capital U.S. Aggregate Bond Index Index returns reflect no deduction for fees, expenses, or taxes.	4.21%	5.95%	5.18%

1Performance is from August 31, 2007, inception date of Class I shares.

Management of the Fund:

Investment Adviser

Victory Capital Management Inc.

Portfolio Manager

Ernest C. Pelaia is Chief Investment Officer (Passive Investments) of the Adviser and is the Lead Portfolio Manager of the Fund. He has been a Portfolio Manager of the Fund since 2010.

Core Bond Index Fund Summary (continued)

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for regular accounts and $1,000 for IRAs, gifts to minors, and purchases through an automatic investment plan. The minimum subsequent investment is $250. We may reduce or waive the minimums in some cases.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined NAV after the Fund receives your request in good order.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.